UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2015

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street, Bristol, Connecticut	06010
(Address of principal executive offices)	(Zip Code)

(860) 583-7070
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Below are the final voting results for each of the proposals submitted to a vote of the stockholders at the 2015 Annual Meeting of Barnes Group Inc. (the "Company") held on May 8, 2015:

(1)	Election of directors:

Director	For a Term Expiring in	Votes For	Votes Withheld	Broker Non-Votes
Thomas O. Barnes	2016	44,990,900	884,160	3,445,756
Gary G. Benanav	2016	43,334,638	2,540,422	3,445,756
William S. Bristow, Jr.	2016	45,034,562	840,498	3,445,756
Patrick J. Dempsey	2016	45,234,382	640,678	3,445,756
Mylle H. Mangum	2016	41,360,199	4,514,861	3,445,756
Hassell H. McClellan	2016	45,298,350	576,710	3,445,756
JoAnna L. Sohovich	2016	45,355,148	519,912	3,445,756

(2)	Advisory (non-binding) vote to approve the Company's executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,184,175	9,461,952	228,933	3,445,756

(3)	Ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditor for 2015:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,598,808	1,678,062	43,946	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2015	BARNES GROUP INC.
(Registrant)

	By:	/s/ KRISTINE M. MURPHY
Kristine M. Murphy Acting General Counsel and Assistant Secretary

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